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                                                                EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 7, 1997, included in this Form 10-K for the year ended December 31, 1996, into the Company's previously filed registration statement on Form S-8 (File No. 33-24043).


                                        Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 27, 1997